UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

WEED, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-219922	83-0452269
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4920 N. Post Trail Tucson, AZ	85750
(address of principal executive offices)	(zip code)

(520) 818-8582
(registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class
Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement

Securities Purchase and Financing Agreement

On March 3, 2021, WEED, Inc. (the “Company”) and Great Point Capital, LLC (“GPC”) entered into an Investment Banking Agreement (the “Agreement”) whereby GPC shall serve as a nonexclusive investment banker for the Company in connection with the identification of investors who may be interested in funding the Company’s capital needs via the Company’s qualified Reg A+ offering (the “Raise”). GPC is an independent contractor for the purposes of the Agreement.

The Term of the Agreement shall be for the duration of the Raise or until 15 days after effective notice of termination has been received by either party. Company may not terminate until 45 days from the Effective Date, March 3, 2021.

In consideration of GPC’s services, the Company will pay to GPC 2% of gross proceeds of funds raised by GPC during the term of the Agreement, along with a one-time payment of 120,000 shares of the Company’s common stock, which shares are Restricted Securities under Rule 144. Company shall reimburse all expenses of GPC up to an aggregate of $2,500, after which approval is required. The Company has significant indemnification obligations pursuant to the Agreement, whereby GPC is indemnified from most actions falling short of intentional misconduct.

The foregoing description of the Investment Banking Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Agreement, which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached hereto and filed herewith.

Exhibit No.	Description	Location Reference

10.1	Investment Banking Agreement	Incorporated herein by reference to Exhibit 10.1 to the Company’s 8k filed on March 5, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEED, INC.

Dated: March 8, 2021	/s/ Glenn E. Martin
GLENN E. MARTIN, CEO

2